UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-02796)

Exact name of registrant as specified in charter: Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 — February 28, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Semiannual Report
2|28|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
High Yield
Trust

2|28|09

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth	11
Expenses	13
Portfolio turnover	15
Your fund’s management	16
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	22
Financial statements	23

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds issued by a broad range of companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds can enhance the fund’s appreciation potential. The fund also invests in convertible securities as well as bank loans. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s portfolio managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the managers may look to take advantage of the improved valuation of higher-risk securities. Conversely, if they believe that credit risk is likely to pick up or volatility is likely to increase, the managers may look to reduce risk in the portfolio.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa.) The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

BOND RATINGS

Moody’s	Grade

Aaa	Investment

Aa	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

In general, the performance of high-yield bonds tends to be less dependent on interest rates than that of higher-quality bonds.

Over the past 10 years, the JPMorgan Developed High Yield Index (the fund’s benchmark) largely outperformed the Barclays Capital Global Aggregate Bond Index (made up of a variety of investment-grade bonds).

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries. The Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities. You cannot invest directly in an index.

Past performance is not indicative of future results.

4	5

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 11–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The inception of the JPMorgan Developed High Yield Index was 12/31/94, which was after the inception of the fund.

6

Interview with your
fund’s Portfolio Manager

Paul Scanlon

Thanks for taking a few minutes to talk about Putnam High Yield Trust, Paul. How did the fund perform during the six months ending February 28, 2009?

For this period, the fund declined 22.22%, in line with its benchmark, the JPMorgan Developed High Yield Index, which fell 22.21%, and its Lipper peer group, High Current Yield Funds, which retreated 22.23%.

Why was the market environment so challenging during the period?

Two significant factors dominated the market environment during the period. First, the deterioration of the U.S. and global economies signaled a downturn in the outlook for corporate business fundamentals. Growth in the U.S. gross domestic product (GDP) declined sharply by 6.2% in the fourth quarter of 2008, jobless claims were on the rise, durable goods orders were down, and new-home sales plunged. As a result, defaults among high-yield bonds increased.

Second, market technicals — factors of supply and demand — were generally negative for high-yield bonds. Though a reduction in new-issue supply helped technicals over the period, the market saw deleveraging and forced selling across fixed income. This was

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/09. See page 6 and pages 11–13 for additional fund performance information. Index descriptions can be found on page 17.

particularly true in the aftermath of the Lehman Brothers bankruptcy in September 2008, which caused a credit-market freeze-up and an exodus away from riskier assets.

What was your strategy in this environment?

The fund’s overall positioning helped it weather this difficult period. In response to uncertainty in the marketplace, we maintained a defensive approach by targeting higher-quality high-yield bonds — those rated Ba or B — and reducing the fund’s exposure to lower-rated issues. When choosing investments, we looked for companies offering resilient cash flows and clarity regarding their capital structures and competitive positions. We also maintained an out-of-benchmark stake in floating-rate bank loans issued by high-yield companies. Dislocations in that market caused many loans to fall to extremely attractive valuations. Further, the loans are higher up in a company’s capital structure —meaning they get paid off first if the firm defaults — an appealing attribute within a difficult economy.

At the sector level, the fund benefited from overweighting energy as well as health care, both of which were seen as being generally immune from a weak economy. Underweighting financials helped, as did underweighting several areas that were hurt by declines in consumer spending: gaming and leisure, retailing, and services. On the downside, fund performance was held back by overweighting diversified media, which suffered from a sharp drop in advertising spending.

Which holdings contributed to the fund’s results?

Within gaming, the fund was underweight to the benchmark in casino operator

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Holdings will vary over time.

HOLDING	COUPON (%) and
(percentage of fund’s net assets)	MATURITY DATE	SECTOR/INDUSTRY

NRG Energy, Inc. (1.1%)	7 3/8%, 2016	Utilities and power/Power producers
Intelsat Bermuda, Ltd. (Bermuda) (0.9%)	11 1/4%, 2016	Communication services/Telecommunications
HCA, Inc. (0.9%)	9 1/8%, 2014	Health care/Health care
DIRECTV Holdings, LLC (0.8%)	6 3/8%, 2015	Consumer cyclicals/Broadcasting
HCA, Inc. (0.7%)	9 1/4%, 2016	Health care/Health care
Arch Western Finance, LLC (0.7%)	6 3/4%, 2013	Energy/Coal
MetroPCS Wireless, Inc. (0.7%)	9 1/4%, 2014	Communication services/Telecommunications
Legrand SA (France) (0.7%)	8 1/2%, 2025	Capital goods/Manufacturing
Peabody Energy Corp. (0.7%)	7 3/8%, 2016	Energy/Coal
Ventas Realty LP/Capital Corp. (0.7%)	9%, 2012	Health care/Medical services

Harrah’s. Harrah’s bonds had been issued as part of a leveraged buyout of the company. However, the securities came under pressure as investors became increasingly concerned that a slowing economy would curtail demand for the company’s gaming and hotel operations. The fund also benefited from its overweight in hospital company HCA, which attracted investors due to its defensive nature.

In the food industry, we were helped by avoiding poultry processor Pilgrim’s Pride, which filed for bankruptcy during the period. We also held a position in Tyson Foods, which aided results when the company’s bonds increased in value.

Which holdings detracted from results?

Though we benefited from underweighting financials, our underweight in real estate finance company Residential Capital [ResCap], which we bought and sold during the period, hurt performance. This firm’s bonds had declined in value because ResCap had underwritten a substantial number of subprime mortgage loans. However, the bonds rebounded after ResCap’s parent company, GMAC Financial Services, received a $5 billion infusion from the federal government.

Energy company Stallion Oil Field Services suffered due to falling oil prices, while, as I mentioned, the fund’s

Credit quality comparison

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of portfolio value. A bond rated Baa or higher (MIG3/ VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

greater-than-benchmark media sector weighting was a main detractor. Bonds issued by diversified media company Vertis also performed poorly when its proposed acquisition by a competitor, American Color Graphics, was called off, and the company subsequently filed for bankruptcy.

Paul, what do you see on the horizon for the economy and the fund?

The environment for high-yield bonds remains mixed. We base our outlook on three factors: corporate business fundamentals, market “technicals” — supply and demand — and valuation.

Fundamentals score as a “negative” in our process as the U.S. economy has weakened and we expect defaults to rise over the next year.

The “technical” environment has been unique. New issuance of bonds has been almost zero in the high-yield market, while at the same time investors have been shifting allocations into the space. However, the trading backdrop has been less liquid as many trading counterparties have cut back capital devoted to their credit trading, and trading spreads have generally been wide versus the 2005–2007 experience.

IN THE NEWS

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S. Treasury securities and increase the size of its lending programs. The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

The valuation backdrop is positive. Our view is that in most of our scenarios, much of the bad news may already be priced into high-yield bond valuations, and that the fund is being well compensated even when allowing for rising defaults. Moreover, we are seeing some attractive security selection opportunities within the dislocation we have observed over the past six months.

Paul, thanks for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.66%	7.52%	6.75%	6.75%	6.84%	6.84%	7.28%	7.17%	7.37%	7.73%

10 years	24.08	19.09	15.36	15.36	14.80	14.80	20.88	16.97	20.18	26.53
Annual average	2.18	1.76	1.44	1.44	1.39	1.39	1.91	1.58	1.86	2.38

5 years	–2.45	–6.30	–5.91	–7.24	–5.98	–5.98	–3.73	–6.86	–4.39	–1.63
Annual average	–0.49	–1.29	–1.21	–1.49	–1.23	–1.23	–0.76	–1.41	–0.89	–0.33

3 years	–15.45	–18.80	–17.25	–19.25	–17.44	–17.44	–16.16	–18.90	–16.52	–15.09
Annual average	–5.44	–6.71	–6.12	–6.88	–6.19	–6.19	–5.71	–6.74	–5.84	–5.31

1 year	–21.39	–24.54	–21.96	–25.56	–21.97	–22.69	–21.57	–24.13	–21.72	–21.36

6 months	–22.22	–25.33	–22.59	–26.29	–22.50	–23.24	–22.40	–24.89	–22.47	–22.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/09

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	7.35%

10 years	29.92%	16.83
Annual average	2.65	1.29

5 years	–2.43	–6.19
Annual average	–0.49	1.57

3 years	–14.81	–17.23
Annual average	–5.20	–6.45

1 year	–21.91	–22.02

6 months	–22.21	–22.23

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/09, there were 491, 471, 394, 335, 202, and 11 funds, respectively, in this Lipper category.

† The inception of the JPMorgan Developed HighYield Index was 12/31/1994, which was after the inception of the fund.

Fund price and distribution information For the six-month period ended 2/28/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.270		$0.248	$0.249	$0.263		$0.264	$0.277

Capital gains	—		—	—	—		—	—

Total	$0.270		$0.248	$0.249	$0.263		$0.264	$0.277

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/08	$7.21	$7.51	$7.19	$7.17	$7.23	$7.47	$7.16	$7.14

2/28/09	5.34	5.56	5.32	5.31	5.35	5.53	5.29	5.28

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	10.11%	9.71%	9.25%	9.49%	9.87%	9.55%	9.98%	10.45%

Current 30-day SEC yield
(with expense limitation) [2,3]	N/A	11.71	11.41	11.41	N/A	11.54	11.94	12.46

Current 30-day SEC yield
(without expense limitation) [3]	N/A	11.57	11.26	11.25	N/A	11.40	11.79	12.31

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.70%	7.56%	6.80%	6.80%	6.88%	6.88%	7.32%	7.21%	7.40%	7.77%

10 years	24.12	19.17	15.61	15.61	14.81	14.81	20.92	17.03	20.22	26.84
Annual average	2.18	1.77	1.46	1.46	1.39	1.39	1.92	1.59	1.86	2.41

5 years	–1.31	–5.20	–4.62	–5.96	–4.87	–4.87	–2.59	–5.76	–3.12	–0.16
Annual average	–0.26	–1.06	–0.94	–1.22	–0.99	–0.99	–0.52	–1.18	–0.63	–0.03

3 years	–14.35	–17.76	–16.01	–18.04	–16.25	–16.25	–14.97	–17.75	–15.33	–13.71
Annual average	–5.03	–6.31	–5.65	–6.42	–5.74	–5.74	–5.26	–6.31	–5.40	–4.80

1 year	–19.87	–23.11	–20.39	–24.06	–20.55	–21.28	–20.16	–22.78	–20.20	–19.67

6 months	–14.33	–17.80	–14.54	–18.61	–14.70	–15.52	–14.53	–17.27	–14.52	–14.20

Fund’s annual operating expenses For the fiscal year ended 8/31/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.07%	1.82%	1.82%	1.32%	1.32%	0.82%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from September 1, 2008, to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.98	$8.27	$8.27	$6.08	$6.07	$3.88

Ending value (after expenses)	$777.80	$774.10	$775.00	$776.00	$775.30	$777.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2009, use the following calculation method. To find the value of your investment on September 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.66	$9.39	$9.39	$6.90	$6.90	$4.41

Ending value (after expenses)	$1,019.19	$1,015.47	$1,015.47	$1,017.95	$1,017.95	$1,020.43

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.13%	1.88%	1.88%	1.38%	1.38%	0.88%

Average annualized expense
ratio for Lipper peer group*	1.14%	1.89%	1.89%	1.39%	1.39%	0.89%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam High Yield Trust	28%	57%	46%	41%	62%

Lipper High Current Yield Funds
category average	81%	83%	83%	73%	95%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

In addition to Paul Scanlon, your fund’s Portfolio Managers are Norman Boucher and Robert Salvin.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009, and February 29, 2008.

Trustee and Putnam employee fund ownership

As of February 28, 2009, 13 of the 14 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds
Trustees	$465,000	$29,000,000

Putnam employees	$2,560,000	$311,000,000

Other Putnam funds managed by the Portfolio Managers

Paul Scanlon is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam High Yield Advantage Fund, Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Norman Boucher is also a Portfolio Manager of Putnam Floating Rate Income Fund and Putnam High Yield Advantage Fund.

Robert Salvin is also a Portfolio Manager of Putnam Convertible Income-Growth Trust, Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Income Securities Fund.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contract, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds,

including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 55th percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the

Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	33rd

Three-year period	28th

Five-year period	29th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 455, 388, and 334 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 56%, 40%, and 32%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 256th out of 461, 132nd out of 335, and 66th out of 207 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual

Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/28/09 (Unaudited)

CORPORATE BONDS AND NOTES (78.9%)*	Principal amount	Value

Advertising and marketing services (0.3%)
Lamar Media Corp. company guaranty 7 1/4s, 2013	$3,643,000	$2,823,325

Lamar Media Corp. sr. unsec. sub. notes Ser. C,
6 5/8s, 2015	50,000	31,250

		2,854,575
Automotive (1.4%)
Dana Corp. escrow sr. notes 5.85s, 2015 (In default) †	5,483,000	548

Ford Motor Credit Co., LLC notes 7 7/8s, 2010	5,996,000	3,995,890

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	685,000	404,150

Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010	3,792,000	2,502,720

Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009	5,676,000	4,520,628

General Motors Corp. sr. unsec. unsub. notes 7.2s, 2011	8,780,000	1,404,800

Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	1,525,000	213,500

Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	280,000	162,400

Tenneco, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2015	868,000	147,560

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017	2,000,000	560,000

UCI Holdco, Inc. sr. unsec. notes FRN 9.996s, 2013 ‡‡	3,191,898	255,352

		14,167,548
Basic materials (6.5%)
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018	4,385,000	4,165,750

AK Steel Corp. company guaranty 7 3/4s, 2012	5,622,000	4,834,920

Aleris International, Inc. company guaranty
sr. unsec. sub. notes 10s, 2016 (In default)	396,000	495

Aleris International, Inc. company
guaranty sr. unsec. notes 9s, 2014 (In default) ‡‡	4,534,000	13,602

Builders FirstSource, Inc. company guaranty sr. sec.
notes FRN 5.484s, 2012	4,394,000	571,220

Clondalkin Acquisition BV 144A company guaranty
sr. sec. notes FRN 3.996s, 2013 (Netherlands)	2,207,000	1,368,340

Compass Minerals International, Inc. sr. disc.
notes Ser. B, 12s, 2013	1,140,000	1,185,600

Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011
(Canada)	3,044,000	2,595,010

Freeport-McMoRan Copper & Gold, Inc. sr. sec.
notes 6 7/8s, 2014	1,592,000	1,540,260

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	7,896,000	6,790,560

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 1/4s, 2015	5,334,000	4,773,930

Georgia-Pacific Corp. debs. 9 1/2s, 2011	3,846,000	3,807,540

Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011
(Canada)	5,312,000	5,431,520

Graphic Packaging International Corp
sr. notes 8 1/2s, 2011	1,970,000	1,733,600

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount		Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		$2,213,000	$287,690

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 7 7/8s, 2014		1,865,000	885,875

Huntsman, LLC company
guaranty sr. unsub. notes 11 5/8s, 2010		1,000	990

International Paper Co. sr. unsec. notes 7.4s, 2014		2,928,000	2,339,729

Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		1,217,000	97,360

Metals USA, Inc. sec. notes 11 1/8s, 2015		5,442,000	3,101,940

Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		4,098,000	1,557,240

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		3,094,000	2,970,240

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		702,000	682,695

NewPage Corp. company guaranty 10s, 2012		801,000	242,303

NewPage Holding Corp. sr. unsec. unsub. notes FRN
10.265s, 2013 ‡‡		1,572,015	47,160

Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		4,204,000	1,933,840

Novelis, Inc. company guaranty 7 1/4s, 2015		5,449,000	1,702,813

Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	2,310,000	2,162,922

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$3,067,000	1,786,528

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		4,492,000	3,492,530

Stone Container Corp. sr. notes 8 3/8s, 2012		2,163,000	173,040

Tube City IMS Corp. company guaranty 9 3/4s, 2015		2,964,000	607,620

Verso Paper Holdings, LLC/ Verso Paper, Inc. company
guaranty 11 3/8s, 2016		1,250,000	262,500

Verso Paper Holdings, LLC/Verso Paper, Inc. sec.
notes 9 1/8s, 2014		4,290,000	1,608,750

			64,756,112
Broadcasting (1.9%)
Clear Channel Communications, Inc. sr. unsec.
notes 7.65s, 2010		3,481,000	835,440

Clear Channel Communications, Inc. sr. unsec.
notes 5 1/2s, 2014		729,000	61,965

DIRECTV Holdings, LLC company guaranty 6 3/8s, 2015		8,570,000	7,777,275

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016		1,268,000	1,217,280

Echostar DBS Corp. company guaranty 7s, 2013		216,000	201,420

Echostar DBS Corp. sr. notes 6 3/8s, 2011		7,077,000	6,758,535

Univision Communications, Inc. 144A company
guaranty unsec. notes 9 3/4s, 2015 ‡‡		2,834,000	212,550

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013		4,125,000	1,815,000

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount	Value

Broadcasting cont.
Young Broadcasting, Inc. company guaranty 10s,
2011 (In default)	$3,903,000	$429

Young Broadcasting, Inc. sr. sub. notes 8 3/4s,
2014 (In default) †	1,025,000	513

		18,880,407
Building materials (0.8%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012	5,916,000	4,880,700

NTK Holdings, Inc. sr. unsec. disc.
notes stepped-coupon zero % (10 3/4s, 9/1/09), 2014 ††	3,774,000	207,570

Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013	1,795,000	1,274,450

Texas Industries, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2013	711,000	504,810

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sec.
notes 10s, 2013	850,000	340,000

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	6,684,000	1,069,440

		8,276,970
Cable television (2.5%)
Adelphia Communications Corp. escrow bonds zero %, 2011	81,000	1,114

Adelphia Communications Corp. escrow bonds zero %, 2009	4,000	55

Adelphia Communications Corp. escrow bonds zero %, 2009	4,000	55

Adelphia Communications Corp. escrow bonds zero %, 2009	2,625,000	36,094

Adelphia Communications Corp. escrow bonds zero %, 2009	2,223,000	30,566

Adelphia Communications Corp. escrow bonds zero %, 2010	2,906,000	39,958

Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	1,781,000	1,375,823

Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	3,522,000	3,407,535

CCH I Holdings, LLC company guaranty 12 1/8s, 2015	168,000	2,100

CCH I, LLC sec. notes 11s, 2015	6,803,000	578,255

CCH II, LLC sr. unsec. notes 10 1/4s, 2010	1,714,000	1,379,770

CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010	6,165,000	4,932,000

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s, 2013	2,170,000	1,692,600

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	4,196,000	4,028,160

CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	4,000	3,960

CSC Holdings, Inc. 144A sr. unsec. notes 8 5/8s, 2019	985,000	916,050

CSC Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2014	805,000	772,800

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/2s, 2013	997,000	867,390

NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)	1,979,000	1,739,046

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	3,184,000	3,187,980

		24,991,311
Capital goods (4.5%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	2,422,000	2,337,230

Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011	774,000	754,650

Baldor Electric Co. company guaranty 8 5/8s, 2017	1,498,000	1,175,930

BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018	3,290,000	2,623,775

Berry Plastics Corp. company guaranty sr. sec.
notes FRN 5.844s, 2015	1,900,000	1,482,000

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount		Value

Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes FRN 5.084s,
2013 (Canada)	EUR	1,462,000	$1,215,782

Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		$2,478,000	2,490,390

General Cable Corp. company guaranty sr. unsec.
notes FRN 3.81s, 2015		3,403,000	2,348,070

Hawker Beechcraft Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		3,376,000	447,320

Hexcel Corp. sr. sub. notes 6 3/4s, 2015		3,301,000	2,888,375

L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015		4,970,000	4,696,650

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		7,826,000	7,067,942

Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	652,000	727,932

RBS Global, Inc. / Rexnord Corp. company
guaranty 9 1/2s, 2014		$1,617,000	1,366,365

Ryerson Tull, Inc. 144A sec. notes 12 1/4s, 2015		3,558,000	2,099,220

Sequa Corp. 144A company guaranty sr. unsec.
notes 11 3/4s, 2015		1,043,000	166,880

TD Funding Corp. company guaranty 7 3/4s, 2014		3,882,000	3,571,440

Terex Corp. company guaranty 7 3/8s, 2014		4,446,000	3,779,100

Titan International, Inc. company guaranty 8s, 2012		4,373,000	3,509,333

WCA Waste Corp. company guaranty 9 1/4s, 2014		770,000	567,875

			45,316,259
Coal (1.4%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013		7,795,000	7,288,325

Peabody Energy Corp. company guaranty 7 3/8s, 2016		7,246,000	7,064,850

			14,353,175
Commercial and consumer services (0.9%)
Aramark Corp. company guaranty 8 1/2s, 2015		5,024,000	4,571,840

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		4,052,000	4,046,935

			8,618,775
Consumer (0.7%)
Jostens IH Corp. company guaranty 7 5/8s, 2012		3,982,000	3,713,215

Yankee Acquisition Corp. company guaranty Ser. B,
8 1/2s, 2015		5,757,000	3,079,995

			6,793,210
Consumer staples (3.5%)
Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 7.2s, 2014		4,010,000	4,160,395

Archibald Candy Corp. company guaranty 10s,
2009 (In default) † F		790,534	12,208

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014		4,529,000	3,249,558

Chiquita Brands International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015		738,000	562,725

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016		3,252,000	3,065,010

Dean Foods Co. company guaranty 7s, 2016		1,478,000	1,404,100

Del Monte Corp. sr. sub. notes 8 5/8s, 2012		5,748,000	5,791,110

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount	Value

Consumer staples cont.
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	$3,418,000	$2,460,960

Jarden Corp. company guaranty 7 1/2s, 2017	3,756,000	2,929,680

Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	1,450,000	1,189,000

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	4,138,000	3,879,375

Rite Aid Corp. company guaranty 9 1/2s, 2017	3,472,000	850,640

Rite Aid Corp. sec. notes 7 1/2s, 2017	886,000	478,440

Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	5,253,000	1,135,961

Spectrum Brands, Inc. sr. unsec. sub. notes company
guaranty 12 1/2s, 2013 (In default) ‡‡	3,166,000	736,095

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	322,000	303,180

Tyson Foods, Inc. 144A sr. unsec. notes 10 1/2s, 2014	1,761,000	1,664,145

United Rentals NA, Inc. company guaranty 6 1/2s, 2012	1,295,000	1,016,575

		34,889,157
Energy (0.6%)
Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	6,799,000	6,255,080

		6,255,080
Energy (oil field) (2.0%)
Complete Production Services, Inc. company
guaranty 8s, 2016	4,066,000	2,749,633

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	6,787,000	3,800,720

Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	2,114,000	1,574,930

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2014	2,280,000	1,482,000

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	3,652,000	2,848,560

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	2,204,744	2,243,098

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	2,793,000	2,779,035

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s, 2015	7,008,000	840,960

Weatherford International, Ltd. company
guaranty sr. unsec. notes 9 5/8s, 2019	1,205,000	1,230,893

		19,549,829
Entertainment (1.2%)
AMC Entertainment, Inc. company guaranty 11s, 2016	671,000	603,900

Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	3,742,000	748,400

Avis Budget Car Rental, LLC company guaranty 7 5/8s, 2014	2,447,000	477,165

Cinemark, Inc. sr. unsec. disc. notes stepped-coupon
zero % (9 3/4s, 3/15/09), 2014 ††	1,696,000	1,551,840

Hertz Corp. company guaranty 8 7/8s, 2014	5,725,000	2,805,250

Marquee Holdings, Inc. sr. disc. notes 12s, 2014	4,678,000	3,134,260

Universal City Development Partners, Ltd. sr. unsec.
unsub. notes 11 3/4s, 2010	1,205,000	924,838

Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	1,018,000	488,640

Universal City Florida Holding Co. sr. unsec.
notes FRN 5.92s, 2010	3,055,000	1,466,400

		12,200,693

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount	Value

Financials (2.2%)
E*Trade Financial Corp. sr. unsec. notes 8s, 2011	$3,252,000	$1,333,320

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2010	2,924,000	2,339,405

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2011	2,130,000	1,491,000

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012	2,455,000	1,463,450

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2012	8,608,000	4,955,970

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	965,000	628,213

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	4,734,000	2,298,736

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	1,291,000	743,745

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 4.403s, 2014	624,000	274,560

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	1,156,000	578,000

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	823,000	534,950

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	1,345,000	1,116,350

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	3,230,000	2,374,050

Liberty Mutual Group 144A company guaranty FRB
10 3/4s, 2058	1,781,000	960,048

Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015	2,492,000	573,160

Rouse Co., LP (The) / TRC Property Holdings, Inc.
144A sr. unsec. unsub. notes 6 3/4s, 2013 R	454,000	136,200

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 5.113s, 2014	756,000	359,100

		22,160,257
Gaming and lottery (1.8%)
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	3,072,000	1,566,720

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	945,000	491,400

Harrah’s Operating Co., Inc. company
guaranty sr. unsec. notes 10 3/4s, 2016	8,366,000	1,171,240

Mashantucket Western Pequot Tribe 144A bonds
8 1/2s, 2015	4,925,000	1,625,250

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	1,423,000	647,465

MGM Mirage, Inc. company guaranty 6s, 2009	4,140,000	3,032,550

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	840

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	495,000	326,700

Pinnacle Entertainment, Inc. sr. sub. notes
8 1/4s, 2012	5,104,000	4,542,560

Station Casinos, Inc. sr. notes 6s, 2012 (In default)	3,504,000	1,086,240

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) †	8,703,000	957,330

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014	3,605,000	2,541,525

		17,989,820

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount	Value

Health care (9.8%)
Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	$6,997,000	$6,620,911

DaVita, Inc. company guaranty 6 5/8s, 2013	4,021,000	3,920,475

Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	5,910,000	5,141,700

Fresenius US Finance II, Inc. 144A sr. unsec.
notes 9s, 2015	1,840,000	1,913,600

HCA, Inc. company guaranty sr. sec. notes 9 5/8s, 2016 ‡‡	3,400,000	2,839,000

HCA, Inc. sr. sec. notes 9 1/4s, 2016	8,159,000	7,465,485

HCA, Inc. sr. sec. notes 9 1/8s, 2014	9,207,000	8,631,563

HCA, Inc. sr. unsec. notes 7 7/8s, 2011	104,000	102,440

HCA, Inc. sr. unsec. notes 6 3/8s, 2015	2,024,000	1,396,560

HCA, Inc. sr. unsec. notes 5 3/4s, 2014	2,145,000	1,512,225

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	4,640,000	3,584,400

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	360,000	345,600

Omnicare, Inc. company guaranty 6 3/4s, 2013	391,000	363,630

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,093,000	1,011,025

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	4,455,000	3,909,263

Select Medical Corp. company guaranty 7 5/8s, 2015	7,052,000	4,336,980

Service Corporation International debs. 7 7/8s, 2013	3,506,000	3,409,585

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	715,000	650,650

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	6,211,000	5,434,625

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	3,486,000	3,198,405

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	3,850,000	2,117,500

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	2,474,000	1,484,400

Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	1,808,000	1,527,760

Tenet Healthcare Corp. sr. unsec. notes 6 1/2s, 2012	1,232,000	1,096,480

Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	7,539,000	6,709,710

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	1,000,000	767,500

US Oncology, Inc. company guaranty 9s, 2012	4,484,000	4,248,590

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	6,408,000	5,863,320

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	6,916,000	6,829,550

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	1,556,000	1,373,170

		97,806,102
Homebuilding (0.5%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	4,000	3,690

Meritage Homes Corp. company guaranty 6 1/4s, 2015	3,891,000	2,373,510

Meritage Homes Corp. sr. notes 7s, 2014	684,000	436,050

Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014 R	9,170,000	1,925,700

		4,738,950

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount	Value

Household furniture and appliances (0.1%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	$2,188,000	$886,140

		886,140
Lodging/Tourism (0.7%)
FelCor Lodging LP company guaranty 9s, 2011 R	2,415,000	1,304,100

Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016 R	117,000	84,240

Host Marriott LP sr. notes 7 1/8s, 2013 R	90,000	71,325

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	5,609,000	4,655,470

Seminole Hard Rock Entertainment, Inc. 144A sr. sec.
notes FRN 4.496s, 2014	2,901,000	1,305,450

		7,420,585
Media (1.7%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	2,366,000	1,502,410

Affinion Group, Inc. company guaranty 10 1/8s, 2013	4,530,000	3,510,750

Affinity Group, Inc. sr. sub. notes 9s, 2012	4,466,000	2,456,300

Idearc, Inc. company guaranty 8s, 2016	10,381,000	155,715

Liberty Media, LLC sr. notes 5.7s, 2013	1,705,000	1,289,452

Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	2,105,000	2,000,150

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	3,955,000	3,262,875

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††	3,640,000	1,419,600

R.H. Donnelley Corp. sr. unsec. notes 6 7/8s, 2013	19,000	808

R.H. Donnelley Corp. sr. unsec. unsub. notes 8 7/8s, 2017	65,000	2,925

R.H. Donnelley, Inc. 144A company
guaranty sr. unsec. notes 11 3/4s, 2015	5,848,000	818,720

		16,419,705
Oil and gas (8.5%)
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	6,108,000	1,465,920

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	790,000	734,700

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	4,547,000	4,058,198

Chesapeake Energy Corp. sr. notes 7s, 2014	1,597,000	1,365,435

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	8,244,000	2,761,740

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	4,120,000	3,316,600

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	4,277,000	1,625,260

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	4,012,000	3,430,260

Encore Acquisition Co. sr. sub. notes 6s, 2015	4,513,000	3,497,575

Forest Oil Corp. sr. notes 8s, 2011	4,280,000	4,066,000

Harvest Operations Corp. sr. notes 7 7/8s, 2011
(Canada)	5,424,000	3,715,440

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 7 3/4s, 2015	2,100,000	1,606,500

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	2,172,000	1,922,220

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	6,054,000	5,388,060

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount	Value

Oil and gas cont.
OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	$1,250,000	$425,000

OPTI Canada, Inc. company guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	2,830,000	933,900

Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	3,000,000	2,764,824

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	4,421,000	4,177,845

PetroHawk Energy Corp. 144A sr. notes 10 1/2s, 2014	205,000	201,925

PetroHawk Energy Corp. 144A sr. unsec.
unsub. notes 7 7/8s, 2015	3,625,000	3,117,500

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	2,955,000	1,869,038

Petroplus Finance, Ltd. company guaranty 6 3/4s,
2014 (Bermuda)	4,430,000	3,433,250

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	787,000	720,105

Plains Exploration & Production Co. company
guaranty 7s, 2017	4,966,000	4,233,515

Quicksilver Resources, Inc. company guaranty
7 1/8s, 2016	3,306,000	2,181,960

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	1,223,000	996,745

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	3,396,000	2,283,810

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. FRN 5.06s, 2014	1,768,000	1,161,880

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2015 ‡‡	4,948,000	3,302,790

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	504,000	393,120

Targa Resources, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2013	6,900,000	4,347,000

Whiting Petroleum Corp. company guaranty 7s, 2014	6,387,000	4,965,893

Williams Cos., Inc. (The) notes 7 3/4s, 2031	640,000	531,200

Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012	22,000	21,670

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	1,395,000	1,304,325

Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	732,000	684,420

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	1,915,000	1,887,893

		84,893,516
Publishing (0.7%)
American Media, Inc. 144A sr. sub. notes 14s, 2013 ‡‡	3,367,408	3,199,038

American Media, Inc. 144A sr. unsec. notes 9s,
2013 ‡‡	285,249	270,987

CanWest Media, Inc. company guaranty 8s, 2012
(Canada)	3,148,006	456,461

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	2,429,000	1,481,690

Dex Media, Inc. sr. unsec. disc. notes 9s, 2013	976,000	63,440

Quebecor Media, Inc. sr. unsec. notes Ser. *,
7 3/4s, 2016 (Canada)	918,000	748,170

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount	Value

Publishing cont.
Reader’s Digest Association, Inc. (The) company
guaranty sr. unsec. sub. notes 9s, 2017	$4,592,000	$390,320

Vertis, Inc. company guaranty sr. notes 13 1/2s,
2014 ‡‡	2,612,803	19,596

		6,629,702
Regional Bells (1.5%)
Cincinnati Bell, Inc. company guaranty 7s, 2015	1,988,000	1,809,080

Citizens Communications Co. notes 9 1/4s, 2011	3,819,000	3,895,380

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	2,652,000	2,247,570

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	4,660,000	4,590,100

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	2,586,000	1,861,920

Valor Telecommunications
Enterprises LLC/Finance Corp. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2015	495,000	485,100

		14,889,150
Retail (1.1%)
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	2,771,000	332,520

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	3,666,000	953,160

Dollar General Corp. company guaranty sr. unsec.
notes 10 5/8s, 2015	2,080,000	2,085,200

Harry & David Operations Corp. company
guaranty sr. unsec. notes 9s, 2013	3,279,000	500,048

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 7.181s, 2012	1,012,000	156,860

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	4,555,000	1,076,119

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	5,852,000	2,311,540

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	1,020,000	1,063,350

United Auto Group, Inc. company guaranty 7 3/4s, 2016	4,421,000	2,122,080

		10,600,877
Technology (3.9%)
Activant Solutions, Inc. company guaranty
9 1/2s, 2016	2,600,000	1,501,500

Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	4,000	1,660

Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	3,530,000	2,082,700

Avago Technologies Finance company guaranty 11 7/8s,
2015 (Singapore)	1,043,000	765,114

Avago Technologies Finance company guaranty 10 1/8s,
2013 (Singapore)	1,525,000	1,284,813

Avago Technologies Finance company guaranty FRN
7.703s, 2013 (Singapore)	16,000	12,560

Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	1,741,000	1,669,184

Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	2,480,000	2,219,600

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	3,495,000	1,398,000

Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	1,462,000	760,240

Expedia, Inc. sr. unsec. notes company
guaranty 7.456s, 2018	1,090,000	923,775

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount		Value

Technology cont.
Expedia, Inc. 144A company
guaranty sr. notes 8 1/2s, 2016		$2,805,000	$2,307,113

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡		18,000	1,170

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014		7,196,000	1,295,280

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016		2,884,000	374,920

Iron Mountain, Inc. company guaranty 8 3/4s, 2018		698,000	694,510

Iron Mountain, Inc. company guaranty 8 5/8s, 2013		1,881,000	1,883,351

Iron Mountain, Inc. company guaranty 7 3/4s, 2015		112,000	111,160

Iron Mountain, Inc. company guaranty 6 5/8s, 2016		211,000	196,230

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020		2,438,000	2,291,720

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029		2,105,000	763,063

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †		2,748,000	41,220

Open Solutions, Inc. 144A sr. sub. notes 9 3/4s, 2015		3,018,000	475,335

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		410,000	143,500

Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016 (Cayman Islands)		2,321,000	1,302,079

SunGard Data Systems, Inc. company guaranty
10 1/4s, 2015		1,658,000	1,135,730

SunGard Data Systems, Inc. company guaranty
9 1/8s, 2013		7,657,000	6,508,450

SunGard Data Systems, Inc. 144A sr. unsec.
notes 10 5/8s, 2015		589,000	497,705

Syniverse Technologies, Inc. sr. sub. notes Ser. B,
7 3/4s, 2013		3,058,000	2,201,760

Travelport LLC company guaranty 11 7/8s, 2016		1,304,000	430,320

Travelport LLC company guaranty 9 7/8s, 2014		3,418,000	1,384,290

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016		1,445,000	419,050

Xerox Capital Trust I company guaranty 8s, 2027		3,027,000	2,263,212

			39,340,314
Telecommunications (6.9%)
American Tower Corp. sr. notes 7 1/2s, 2012		2,370,000	2,364,075

American Tower Corp. 144A sr. notes 7s, 2017		1,554,000	1,522,920

BCM Ireland Finance Ltd. 144A FRN 6.959s, 2016
(Cayman Islands)	EUR	1,543,000	666,058

Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		$2,829,000	2,924,479

Centennial Communications Corp. sr. unsec. notes FRN
7.185s, 2013		1,039,000	1,033,805

Crown Castle International Corp. sr. unsec.
notes 9s, 2015		580,000	567,675

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s,
2015 (Jamaica)		2,789,000	2,077,805

Digicel, Ltd. 144A sr. unsec. unsub. notes 9 1/4s,
2012 (Jamaica)		3,988,000	3,599,170

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount		Value
Telecommunications cont.
Inmarsat Finance PLC company guaranty 10 3/8s, 2012
(United Kingdom)		$5,154,000	$5,257,080

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)		9,594,000	9,066,330

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes stepped-coupon zero %
(9 1/4s, 2/1/10), 2015 (Bermuda) ††		2,118,000	1,704,990

Intelsat Subsidiary Holding Co., Ltd. 144A
sr. unsec. notes 8 1/2s, 2013 (Bermuda)		1,907,000	1,811,650

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		4,817,000	3,058,795

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		1,088,000	622,880

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		7,655,000	7,233,975

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015		6,135,000	2,822,100

Nextel Communications, Inc. sr. notes Ser. E,
6 7/8s, 2013		1,228,000	572,484

Nordic Telephone Co. Holdings ApS 144A sr. sec. bond
8 7/8s, 2016 (Denmark)		931,000	847,210

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		2,276,000	1,598,890

Sprint Capital Corp. company guaranty 6 7/8s, 2028		7,768,000	4,291,820

West Corp. company guaranty 9 1/2s, 2014		3,843,000	2,690,100

Wind Aquisition Finance SA notes 9 3/4s, 2015
(Netherlands)	EUR	1,876,000	2,107,866

Windstream Corp. company guaranty 8 5/8s, 2016		$6,072,000	5,829,120

Windstream Corp. company guaranty 8 1/8s, 2013		5,150,000	4,995,500

			69,266,777
Telephone (1.0%)
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		7,142,000	6,517,075

iPCS, Inc. company guaranty sr. sec. notes FRN
3.295s, 2013		1,768,000	1,272,960

Time Warner Telecom, Inc. company guaranty
9 1/4s, 2014		1,732,000	1,641,070

			9,431,105
Textiles (1.2%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 5.698s, 2014		5,820,000	3,841,200

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		1,727,000	1,321,155

Levi Strauss & Co. sr. unsec. unsub. notes
9 3/4s, 2015		5,466,000	4,536,780

Oxford Industries, Inc. sr. notes 8 7/8s, 2011		3,229,000	2,389,460

			12,088,595
Utilities and power (9.1%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,655,000	1,406,750

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		4,565,000	4,519,350

AES Corp. (The) 144A sr. notes 8s, 2020		1,291,000	1,071,530

Allegheny Energy Supply 144A sr. unsec. bond
8 1/4s, 2012		2,978,000	3,022,670

CMS Energy Corp. sr. notes 8 1/2s, 2011		1,164,000	1,174,766

CORPORATE BONDS AND NOTES (78.9%)* cont.	Principal amount	Value

Utilities and power cont.
CMS Energy Corp. sr. notes 7 3/4s, 2010	$1,583,000	$1,586,486

Colorado Interstate Gas Co. debs. 6.85s, 2037	3,247,000	2,539,105

Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	4,885,000	3,663,750

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	1,916,000	1,743,560

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	2,244,000	2,058,870

Edison Mission Energy sr. unsec. notes 7.2s, 2019	3,531,000	2,939,558

Edison Mission Energy sr. unsec. notes 7s, 2017	1,474,000	1,245,530

El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	121,000	94,380

El Paso Corp. sr. unsec. notes 12s, 2013	855,000	906,300

El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	1,534,866

Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	195,000	166,725

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	5,015,000	4,312,900

Ferrellgas LP/Finance 144A sr. notes 6 3/4s, 2014	1,214,000	1,044,040

Ipalco Enterprises, Inc. sr. sec. notes 7 5/8s, 2011	1,754,000	1,701,380

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	562,000	517,040

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	3,936,000	3,817,920

Mirant North America, LLC company guaranty
7 3/8s, 2013	6,027,000	5,514,705

NiSource Finance Corp. company guaranty sr. unsec.
unsub. notes 6.8s, 2019	2,645,000	2,074,164

NiSource Finance Corp. company guaranty sr. unsec.
unsub. notes 5.4s, 2014	1,265,000	993,262

NRG Energy, Inc. company guaranty 7 3/8s, 2017	2,440,000	2,220,400

NRG Energy, Inc. sr. notes 7 3/8s, 2016	12,430,000	11,466,675

Oncor Electric Delivery Co. 144A 1st mtge. sec. bond
5.95s, 2013	4,102,000	4,025,264

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	4,255,000	4,366,694

PP&L Electric Utilities Corp. 1st mtge. sr. sec.
bond 7 1/8s, 2013	3,261,000	3,691,238

Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	1,114,000	1,122,152

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	4,467,000	4,307,077

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 7.2s, 2011	1,511,000	1,493,432

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2012	2,505,000	2,370,374

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	333,000	290,373

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	1,345,000	1,264,221

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	639,000	525,447

Transcontinental Gas Pipeline Corp. sr. unsec.
debs. 7 1/4s, 2026	4,696,000	4,287,955

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	156,000	152,809

		91,233,718
Total corporate bonds and notes (cost $1,130,596,242)		$787,698,414

SENIOR LOANS (10.0%)* .[c]X%)* cont.	Principal amount	Value

Automotive (0.1%)
Dana Corp. bank term loan FRN 7 1/4s, 2015	$2,253,259	$685,635

		685,635
Basic materials (0.9%)
Celanese Corp. bank term loan FRN Ser. B, 2.935s, 2014	1,341,586	1,091,529

Georgia-Pacific, LLC bank term loan FRN Ser. B,
4.189s, 2013	4,299,329	3,710,858

Huntsman International, LLC bank term loan FRN
Ser. B, 2.229s, 2012	2,931,402	2,022,668

Lyondell Chemical Co. bank term loan FRN 11.425s, 2009	490,000	478,887

NewPage Holding Corp. bank term loan FRN 5.313s, 2014	1,832,493	1,116,155

Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 1.979s, 2012	529,192	464,807

		8,884,904
Broadcasting (0.2%)
Univision Communications, Inc. bank term loan FRN
Ser. B, 2.729s, 2014	4,027,282	1,810,598

		1,810,598
Capital goods (0.6%)
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 3.459s, 2014	90,591	41,622

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 2.801s, 2014	1,751,585	804,755

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B,
6 1/2s, 2014	2,175,000	1,639,406

Sensata Technologies BV bank term loan FRN 2.934s,
2013 (Netherlands)	1,000,399	446,428

Sequa Corp. bank term loan FRN 3.702s, 2014	1,589,439	969,557

Wesco Aircraft Hardware Corp. bank term loan FRN
6.23s, 2014	1,180,000	823,050

Wesco Aircraft Hardware Corp. bank term loan FRN
2.73s, 2013	1,590,000	1,311,750

		6,036,568
Communication services (0.6%)
Cebridge Connections, Inc. bank term loan FRN
9.868s, 2014	2,385,000	1,460,813

Charter Communications, Inc. bank term loan FRN
3.959s, 2014	2,430,000	1,502,804

Mediacom Communications Corp. bank term loan FRN
Ser. C, 1.87s, 2015	3,964,279	3,292,830

		6,256,447
Consumer cyclicals (2.7%)
Allison Transmission, Inc. bank term loan FRN
Ser. B, 3.2s, 2014	3,345,247	2,216,226

CCM Merger, Inc. bank term loan FRN Ser. B, 7.298s, 2012	2,942,127	1,662,302

Cinemark USA, Inc. bank term loan FRN 2.6s, 2013	416,228	368,420

Citadel Communications bank term loan FRN Ser. B,
2.213s, 2014	1,175,000	446,500

Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 7s, 2014	970,000	465,600

SENIOR LOANS (10.0%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
GateHouse Media, Inc. bank term loan FRN Ser. B,
2.48s, 2014	$2,399,620	$580,907

GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.452s, 2014	895,380	216,756

Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 7.708s, 2011	3,489,650	2,936,540

Goodyear Tire & Rubber Co. (The) bank term loan FRN
2.23s, 2010	4,558,000	3,169,437

Isle of Capri Casinos, Inc. bank term loan FRN
3.209s, 2014	1,353,892	880,876

Isle of Capri Casinos, Inc. bank term loan FRN
Ser. A, 3.209s, 2014	408,229	265,604

Isle of Capri Casinos, Inc. bank term loan FRN
Ser. B, 3.209s, 2014	541,557	352,350

Lear Corp bank term loan FRN 3.544s, 2013	3,991,631	1,374,263

Navistar Financial Corp. bank term loan FRN
4.363s, 2012	1,468,000	1,050,843

Navistar International Corp. bank term loan FRN
3.729s, 2012	4,037,000	2,889,818

Six Flags Theme Parks bank term loan FRN 2.987s, 2015	6,543,192	4,687,733

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default)	8,650,500	2,254,537

Tropicana Entertainment bank term loan FRN Ser. B,
6 1/2s, 2011	2,650,000	575,429

United Components, Inc. bank term loan FRN Ser. D,
3 1/4s, 2012	527,778	366,806

Visteon Corp. bank term loan FRN Ser. B, 4.426s, 2013	1,860,000	318,858

		27,079,805
Consumer staples (0.6%)
Dole Food Co., Inc. bank term loan FRN Ser. B,
2.597s, 2013	431,782	387,045

Dole Food Co., Inc. bank term loan FRN Ser. C,
2.97s, 2013	1,608,695	1,442,017

Dole Food Co., Inc. bank term loan FRN Ser. C,
0.66s, 2013	244,239	218,933

Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 3.247s, 2014	1,674,912	1,357,203

Rental Service Corp. bank term loan FRN 4.719s, 2013	4,300,710	2,435,277

Rite-Aid Corp. bank term loan FRN Ser. B, 2.217s, 2014	332,488	213,762

		6,054,237
Energy (—%)
Enterprise GP Holdings, LP bank term loan FRN
3.262s, 2014	371,250	337,838

		337,838
Financials (0.1%)
General Growth Properties, Inc. bank term loan FRN
Ser. A, 1.7s, 2010 R	350,000	86,000

Nuveen Investments, Inc. bank term loan FRN Ser. B,
3.821s, 2014	1,260,475	594,224

		680,224

SENIOR LOANS (10.0%)* [c] cont.	Principal amount	Value

Health care (1.8%)
Bausch & Lomb, Inc. bank term loan FRN Ser. B,
4.709s, 2015	$1,786,352	$1,523,424

Bausch & Lomb, Inc. bank term loan FRN Ser. DD,
4.709s, 2015 U	451,099	384,703

Biomet, Inc. bank term loan FRN Ser. B, 4.459s, 2015	632,620	563,110

Community Health Systems, Inc. bank term loan FRN
Ser. B, 3.438s, 2014	3,540,568	2,997,816

Community Health Systems, Inc. bank term loan FRN
Ser. DD, 2.729s, 2014	184,991	156,633

Fenwal Controls of Japan, LTD. bank term loan FRN
3.504s, 2014 (Japan)	4,846,717	3,198,834

Fenwal Controls of Japan, LTD. bank term loan FRN
Ser. DD, 3.506s, 2014 (Japan)	820,159	541,305

Fenwal, Inc. bank term loan FRN 6.506s, 2014	500,000	175,000

Healthsouth Corp. bank term loan FRN Ser. B, 4.536s, 2013	3,537,599	3,121,932

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 6.434s, 2014	6,648,691	2,725,963

Surgical Care Affiliates, Inc. bank term loan FRN
Ser. B, 3.459s, 2015	664,039	398,423

United Surgical Partners International, Inc. bank
term loan FRN 2.797s, 2014	2,571,333	2,095,636

		17,882,779
Homebuilding (0.2%)
Realogy Corp. bank term loan FRN 0 1/4s, 2013 R	709,350	401,177

Realogy Corp. bank term loan FRN Ser. B, 3.438s, 2013 R	2,634,725	1,490,085

		1,891,262
Media (0.1%)
Idearc, Inc. bank term loan FRN Ser. B, 3.418s, 2014	3,082,814	1,075,131

		1,075,131
Oil and gas (0.2%)
Quicksilver Resources, Inc. bank term loan FRN
6 3/4s, 2013	1,005,287	836,901

Targa Resources, Inc. bank term loan FRN 5.93s, 2012	774,015	554,195

Targa Resources, Inc. bank term loan FRN 1.334s, 2012	442,088	316,535

		1,707,631
Retail (0.2%)
Dollar General Corp. bank term loan FRN Ser. B1
3.58s, 2013	1,620,000	1,398,723

Michaels Stores, Inc. bank term loan FRN Ser. B,
2.824s, 2013	655,707	366,650

		1,765,373
Technology (0.5%)
Compucom Systems, Inc. bank term loan FRN 3.98s, 2014	1,189,065	927,471

First Data Corp. bank term loan FRN Ser. B1,
3.223s, 2014	2,408,513	1,580,887

First Data Corp. bank term loan FRN Ser. B3,
3.223s, 2014	729,514	476,616

Flextronics International, Ltd. bank term loan FRN
Ser. B, 3.681s, 2014 (Singapore)	2,159,319	1,414,354

SENIOR LOANS (10.0%)* [c] cont.	Principal amount	Value

Technology cont.
Flextronics International, Ltd. bank term loan FRN
Ser. B, 3.344s, 2014 (Singapore)	$620,494	$406,423

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B, 2.247s, 2013	737,017	318,497

		5,124,248
Utilities and power (1.2%)
Calpine Corp. bank term loan FRN Ser. B, 4.335s, 2014	3,007,406	2,181,443

Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 3.951s, 2014	8,105,416	5,056,677

Energy Future Holdings Corp. bank term loan FRN
Ser. B3, 3.951s, 2014	8,112,213	5,059,993

		12,298,113
Total senior loans (cost $153,846,168)		$99,570,793

CONVERTIBLE BONDS AND NOTES (2.9%)*	Principal amount	Value
Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$2,120,000	$477,000

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	1,889,000	757,961

Alliant Techsystems, Inc. cv. sr. sub. notes 2 3/4s, 2024	1,717,000	1,766,364

General Cable Corp. cv. company guaranty sr. unsec.
notes 1s, 2012	1,799,000	1,216,574

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 R	3,085,000	169,675

Intel Corp. cv. sub. bonds 2.95s, 2035	2,154,000	1,661,273

L-3 Communications Corp. 144A cv. bonds 3s, 2035	2,016,000	1,960,560

Lamar Advertising Co. cv. sr. unsec.
unsub. notes Ser. B, 2 7/8s, 2010	2,082,000	1,535,475

Leap Wireless International, Inc.
144A cv. sr. unsec. notes 4 1/2s, 2014	1,575,000	1,094,310

LifePoint Hospitals, Inc. cv. sr. sub. notes 3 1/2s, 2014	4,350,000	3,170,063

Massey Energy Co. cv. company
guaranty sr. unsub. notes 3 1/4s, 2015	6,564,000	4,168,140

NII Holdings, Inc. 144A cv. sr. unsec. notes 3 1/8s, 2012	3,346,000	2,225,090

Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	4,669,000	3,233,283

Regal Entertainment Group 144A cv. sr. unsec.
notes 6 1/4s, 2011	1,130,000	1,025,475

Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	382,000	272,653

Transocean, Inc. cv. sr. unsec. notes Ser. C,
1 1/2s, 2037 (Switzerland)	3,085,000	2,471,856

Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	3,429,000	1,483,043

Total convertible bonds and notes (cost $36,106,046)		$28,688,795

COMMON STOCKS (0.8%)*.X%)* cont.	Shares	Value

AboveNet, Inc. †	2,530	$106,134

Adelphia Recovery Trust (Ser. ACC-1) †	7,599,586	75,996

American Media, Inc. 144A	63,915	1,406,130

Bohai Bay Litigation, LLC (Units) § F	3,899	181,347

Chesapeake Energy Corp.	35,700	558,348

Dana Holding Corp. †	120,744	43,468

Decrane Aircraft Holdings, Inc. † F	29,311	29

DigitalGlobe, Inc. 144A † §	645,566	645,566

El Paso Corp.	120,275	811,856

Elizabeth Arden, Inc. †	64,017	354,654

Pinnacle Entertainment , Inc. †	100,547	755,108

Qwest Communications International, Inc.	310,391	1,052,225

Service Corporation International	240,756	813,755

Time Warner Cable, Inc. Class A †	2,315	42,202

Titan Europe PLC (United Kingdom)	226,408	56,681

Titan International, Inc.	26,812	147,466

Vertis Holdings, Inc. † F	135,886	136

Williams Cos., Inc. (The)	66,735	754,106

Total common stocks (cost $18,662,853)		$7,805,207

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value

Crown Castle International Corp. $3.125 cum. cv. pfd.	55,412	$2,403,496

Digital Realty Trust, Inc. $1.094 cv. pfd.	93,050	1,488,800

Emmis Communications Corp. Ser. A, $3.125
cum. cv. pfd. (acquired various dates from 12/2/04
to 11/03/05, cost $3,223,649) ‡	73,590	139,821

Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	23,535	1,267,948

Interpublic Group of Companies, Inc. 144A Ser. B,
5.25% cum. cv. pfd	4,465	1,667,990

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	4,338	2,820

Total convertible preferred stocks (cost $18,315,550)		$6,970,875

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)*	Principal amount	Value

Argentina (Republic of) bonds FRB 3s, 2013	$4,885,000	$1,592,938

Total foreign government bonds and notes (cost $2,491,350)		$1,592,938

PREFERRED STOCKS (0.1%)*	Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡	21,000	$147,000

GMAC Preferred Blocker, Inc. 144A 7.00% cum. pfd.	4,142	707,247

Total preferred stocks (cost $1,609,154)		$854,247

COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)*	Principal amount	Value

GE Capital Commercial Mortgage Corp. 144A Ser. 00-1,
Class G, 6.131s, 2033	$2,222,000	$444,400

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)	2,190,000	197,100
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)	880,000	70,400
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)	400,000	28,000

Total collateralized mortgage obligations (cost $4,792,533)		$739,900

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	977	$14,655

Dayton Superior Corp. 144A F	6/15/09	0.01	7,749	4,598

Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	—

Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	—

New ASAT (Finance), Ltd. (Cayman Islands) F	2/01/11	0.01	714,514	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR 0.001	4,137	36,816

Vertis Holdings, Inc. F	10/18/15	$0.01	9,578	1

ZSC Specialty Chemicals PLC 144A
(United Kingdom)	6/30/11	0.01	269,866	2,699

ZSC Specialty Chemicals PLC (Preferred) 144A
(United Kingdom)	6/30/11	0.01	269,866	2,699

Total warrants (cost $700,110)				$61,468

SHORT-TERM INVESTMENTS (2.6%)*	Principal amount/shares	Value

Federated Prime Obligations Fund	24,949,144	$24,949,144

U.S. Treasury Bill for an effective yield of 0.70%,
maturity date December 17, 2009 #	$710,000	706,000

Total short-term investments (cost $25,655,144)		$25,655,144

TOTAL INVESTMENTS

Total investments (cost $1,392,775,150)		$959,637,781

Key to holding’s currency abbreviations

EUR	Euro

* Percentages indicated are based on net assets of $998,350,467.

† Non-income-producing security.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2009 was $139,821 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affiliated Companies (Note 8).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 28, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

# This security was pledged and segregated with the custodian to cover collateral on certain swap contracts at February 28, 2009.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. On February 28, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 7).

At February 28, 2009, liquid assets totaling $12,278,501 have been designated as collateral for open swap contracts and forward contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 28, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/09 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$4,455,660	$4,548,553	3/18/09	$(92,893)

Total				$(92,893)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/09 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$11,421,794	$11,653,189	3/18/09	$231,395

Total				$231,395

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/09 (Unaudited)

		Upfront			Fixed payments
	premium			Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Nalco Co., 7.75%,
11/15/11	B1	$—	$1,160,000	9/20/12	350 bp	$(101,989)

Visteon Corp., 7%,
3/10/14	—	(494,062)	1,860,000	9/20/13	(500 bp)	1,195,407

Citibank, N.A.
Lear Corp., T/L
Bank Loan	—	—	1,025,000	6/20/13	(225 bp)	696,475

Lear Corp., T/L
Bank Loan	B	—	1,025,000	6/20/13	700 bp	(625,571)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	B3	—	715,000	3/20/09	275 bp	(11,640)

Credit Suisse International
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	1,505,000	6/20/09	165 bp	(125,152)

Harrahs Operating
Co. Inc., 5 5/8%,
6/1/15	Caa3	—	2,215,000	3/20/09	600 bp	(114,503)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/09 (Unaudited) cont.

		Upfront			Fixed payments
	premium			Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG
Nalco Co., 7.75%,
11/15/11	B1	$—	$1,115,000	12/20/12	363 bp	$(98,413)

JPMorgan Chase Bank, N.A.
Claire’s Stores,
9 5/8%, 6/1/15	CCC	—	730,000	6/20/12	230 bp	(348,379)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	B3	—	715,000	6/20/13	595 bp	(362,616)

Morgan Stanley Capital Services, Inc.
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	325,000	6/20/09	190 bp	(26,623)

Nalco Co., 7.75%,
11/15/11	B1	—	1,190,000	9/20/12	330 bp	(112,068)

Nalco Co., 7.75%,
11/15/11	B1	—	1,445,000	3/20/13	460 bp	(86,517)

UBS, AG
Meritage Homes
Corp., 7%, 5/1/14	—	—	3,730,000	9/20/13	(760 bp)	409,977

Total						$288,388

*Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represents the average of the ratings of all the securities included in that index. The Moody’s or Standard & Poor’s ratings are believed to be the most recent ratings available at February 28, 2009.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$30,403,121	$—

Level 2	929,036,341	426,890

Level 3	198,319	—

Total	$959,637,781	$426,890

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of February 28, 2009:

	Investment in securities	Other financial instruments

Balance as of August 31, 2008	$358,212	$—

Accrued discounts/premiums	—	—

Realized gain/(loss)	(9,641,545)	—

Change in net unrealized appreciation/(depreciation)	9,717,821	—

Net purchases/sales	(236,169)	—

Net transfers in and/or out of Level 3	—	—

Balance as of February 28, 2009	$198,319	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,392,775,150)	$959,637,781

Cash	3,071,377

Foreign currency (cost $5,884) (Note 1)	9,323

Dividends, interest and other receivables	24,661,288

Receivable for shares of the fund sold	562,032

Receivable for securities sold	10,824,406

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	160,642

Receivable from Manager (Note 2)	25,838

Unrealized appreciation on swap contracts (Note 1)	2,301,859

Receivable for open forward currency contracts (Note 1)	231,395

Receivable for closed swap contracts (Note 1)	12,217,915

Receivable for receivable purchase agreement (Note 2)	3,088,375

Premium paid on swap contracts (Note 1)	494,062

Total assets	1,017,286,293

LIABILITIES

Payable for securities purchased	11,233,776

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	341,386

Payable for shares of the fund repurchased	2,279,227

Payable for compensation of Manager (Note 2)	1,438,509

Payable for investor servicing fees (Note 2)	366,902

Payable for Trustee compensation and expenses (Note 2)	315,351

Payable for administrative services (Note 2)	6,838

Payable for distribution fees (Note 2)	440,577

Payable for open forward currency contracts (Note 1)	92,893

Payable for closed forward currency contracts (Note 1)	101

Payable for closed swap contracts (Note 1)	229,738

Unrealized depreciation on swap contracts (Note 1)	2,013,471

Other accrued expenses	177,057

Total liabilities	18,935,826

Net assets	$998,350,467

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,962,799,437

Distributions in excess of net investment income (Note 1)	(1,136,179)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,533,686,806)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(429,625,985)

Total — Representing net assets applicable to capital shares outstanding	$998,350,467
(Continued on next page)

46

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($859,410,044 divided by 161,078,251 shares)	$5.34

Offering price per class A share (100/96.00 of $5.34)*	$5.56

Net asset value and offering price per class B share ($65,843,712 divided by 12,372,169 shares)**	$5.32

Net asset value and offering price per class C share ($26,903,684 divided by 5,069,067 shares)**	$5.31

Net asset value and redemption price per class M share ($13,458,699 divided by 2,517,714 shares)	$5.35

Offering price per class M share (100/96.75 of $5.35)***	$5.53

Net asset value, offering price and redemption price per class R share
($2,033,299 divided by 384,569 shares)	$5.29

Net asset value, offering price and redemption price per class Y share
($30,701,029 divided by 5,814,273 shares)	$5.28

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/09 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $111,860 from investments in affiliated issuers) (Note 5)	$62,919,492

Dividends	600,057

Securities lending	70,129

Total investment income	63,589,678

EXPENSES

Compensation of Manager (Note 2)	3,792,935

Investor servicing fees (Note 2)	1,473,783

Custodian fees (Note 2)	14,980

Trustee compensation and expenses (Note 2)	36,922

Administrative services (Note 2)	20,064

Distribution fees — Class A (Note 2)	1,198,188

Distribution fees — Class B (Note 2)	391,148

Distribution fees — Class C (Note 2)	143,798

Distribution fees — Class M (Note 2)	30,050

Distribution fees — Class R (Note 2)	3,370

Other	222,986

Fees waived and reimbursed by Manager (Notes 2 and 5)	(291,743)

Total expenses	7,036,481

Expense reduction (Note 2)	(35,621)

Net expenses	7,000,860

Net investment income	56,588,818

Net realized loss on investments (including loss of $9,538,149 on affiliated issues) (Notes 1, 3 and 8)	(205,559,384)

Net realized gain on swap contracts (Note 1)	16,275,607

Net realized gain on foreign currency transactions (Note 1)	2,098,941

Net unrealized depreciation of assets and liabilities in
foreign currencies during the period	(702,109)

Net unrealized depreciation of investments and swap contracts during the period	(248,295,470)

Net loss on investments	(436,182,415)

Net decrease in net assets resulting from operations	$(379,593,597)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/09*	Year ended 8/31/08

Operations:
Net investment income	$56,588,818	$140,993,370

Net realized loss on investments and foreign currency transactions	(187,184,836)	(65,475,293)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(248,997,579)	(83,136,760)

Net decrease in net assets resulting from operations	(379,593,597)	(7,618,683)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	(45,304,188)	(109,940,378)

Class B	(3,353,534)	(10,419,730)

Class C	(1,257,796)	(3,009,283)

Class M	(568,754)	(1,081,810)

Class R	(65,407)	(94,409)

Class Y	(5,260,330)	(17,842,657)

Redemption fees (Note 1)	45,220	424,207

Decrease from capital share transactions (Note 4)	(249,532,641)	(223,811,549)

Total decrease in net assets	(684,891,027)	(373,394,292)

NET ASSETS

Beginning of period	1,683,241,494	2,056,635,786

End of period (including distributions in excess of net investment
income of $1,136,179 and $1,914,988, respectively)	$998,350,467	$1,683,241,494

* Unaudited

The accompanying notes are an integral part of these financial statements.

49

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
			Net realized								of expenses	investment
	Net asset value,		and unrealized	Total from				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net investment	Total	Redemption	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a],d	investments	operations	income	distributions	fees [f]	period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2009 **	$7.21	.27	(1.87)	(1.60)	(.27)	(.27)	—	$5.34	(22.22) *	$859,410	.56 *	4.71 *	13.56 *
August 31, 2008	7.82	.57	(.60)	(.03)	(.58)	(.58)	—	7.21	(.50)	1,298,019	1.07	7.51	27.59
August 31, 2007	7.87	.58	(.04)	.54	(.59)	(.59)	—	7.82	6.87	1,570,488	1.03	7.17	57.18
August 31, 2006	8.10	.58 [e]	(.22)	.36	(.59)	(.59)	—	7.87	4.64 [e]	1,657,357	1.01 [e]	7.26 [e]	45.50
August 31, 2005	7.98	.56	.16	.72	(.60)	(.60)	—	8.10	9.28	1,851,371.97		6.94	41.21
August 31, 2004	7.55	.59	.43	1.02	(.59)	(.59)	—	7.98	13.95	1,924,073.99		7.55	61.68

Class B
February 28, 2009 **	$7.19	.25	(1.87)	(1.62)	(.25)	(.25)	—	$5.32	(22.59) *	$65,844	.93 *	4.32 *	13.56 *
August 31, 2008	7.79	.51	(.59)	(.08)	(.52)	(.52)	—	7.19	(1.14)	113,832	1.82	6.79	27.59
August 31, 2007	7.84	.51	(.04)	.47	(.52)	(.52)	—	7.79	6.05	197,581	1.78	6.42	57.18
August 31, 2006	8.06	.51 [e]	(.20)	.31	(.53)	(.53)	—	7.84	3.99 [e]	342,227	1.76 [e]	6.52 [e]	45.50
August 31, 2005	7.94	.50	.16	.66	(.54)	(.54)	—	8.06	8.49	543,515	1.72	6.19	41.21
August 31, 2004	7.52	.53	.42	.95	(.53)	(.53)	—	7.94	13.01	672,232	1.74	6.80	61.68

Class C
February 28, 2009 **	$7.17	.25	(1.86)	(1.61)	(.25)	(.25)	—	$5.31	(22.50) *	$26,904	.93 *	4.32 *	13.56 *
August 31, 2008	7.78	.51	(.60)	(.09)	(.52)	(.52)	—	7.17	(1.28)	39,507	1.82	6.75	27.59
August 31, 2007	7.84	.52	(.05)	.47	(.53)	(.53)	—	7.78	5.95	46,276	1.78	6.42	57.18
August 31, 2006	8.06	.51 [e]	(.20)	.31	(.53)	(.53)	—	7.84	4.02 [e]	63,687	1.76 [e]	6.50 [e]	45.50
August 31, 2005	7.95	.50	.15	.65	(.54)	(.54)	—	8.06	8.39	75,498	1.72	6.18	41.21
August 31, 2004	7.52	.54	.42	.96	(.53)	(.53)	—	7.95	13.15	63,866	1.74	6.80	61.68

Class M
February 28, 2009 **	$7.23	.26	(1.88)	(1.62)	(.26)	(.26)	—	$5.35	(22.40) *	$13,459	.68 *	4.64 *	13.56 *
August 31, 2008	7.83	.55	(.60)	(.05)	(.55)	(.55)	—	7.23	(.67)	13,273	1.32	7.25	27.59
August 31, 2007	7.88	.56	(.05)	.51	(.56)	(.56)	—	7.83	6.54	16,162	1.28	6.92	57.18
August 31, 2006	8.10	.56 [e]	(.22)	.34	(.56)	(.56)	—	7.88	4.46 [e]	19,785	1.26 [e]	7.00 [e]	45.50
August 31, 2005	7.98	.54	.15	.69	(.57)	(.57)	—	8.10	8.95	23,265	1.22	6.69	41.21
August 31, 2004	7.55	.57	.43	1.00	(.57)	(.57)	—	7.98	13.64	26,295	1.24	7.28	61.68

Class R
February 28, 2009 **	$7.16	.26	(1.87)	(1.61)	(.26)	(.26)	—	$5.29	(22.47) *	$2,033	.68 *	4.59 *	13.56 *
August 31, 2008	7.77	.54	(.59)	(.05)	(.56)	(.56)	—	7.16	(.75)	1,446	1.32	7.22	27.59
August 31, 2007	7.85	.56	(.07)	.49	(.57)	(.57)	—	7.77	6.24	1,096	1.28	6.92	57.18
August 31, 2006	8.08	.55 [e]	(.21)	.34	(.57)	(.57)	—	7.85	4.37 [e]	390	1.26 [e]	7.00 [e]	45.50
August 31, 2005	7.98	.53	.15	.68	(.58)	(.58)	—	8.08	8.79	905	1.22	6.60	41.21
August 31, 2004	7.55	.58	.42	1.00	(.57)	(.57)	—	7.98	13.64	70	1.24	7.29	61.68

Class Y
February 28, 2009 **	$7.14	.28	(1.86)	(1.58)	(.28)	(.28)	—	$5.28	(22.21) *	$30,701	.44 *	4.73 *	13.56 *
August 31, 2008	7.76	.58	(.60)	(.02)	(.60)	(.60)	—	7.14	(.35)	217,165.82		7.73	27.59
August 31, 2007	7.83	.60	(.06)	.54	(.61)	(.61)	—	7.76	6.96	225,031.78		7.42	57.18
August 31, 2006	8.06	.59 [e]	(.21)	.38	(.61)	(.61)	—	7.83	4.99 [e]	193,290	.76 [e]	7.51 [e]	45.50
August 31, 2005	7.96	.58	.14	.72	(.62)	(.62)	—	8.06	9.37	222,236.72		7.19	41.21
August 31, 2004	7.53	.61	.44	1.05	(.62)	(.62)	—	7.96	14.34	244,131.74		7.81	61.68

See notes to financial highlights at the end of this section.
The accompanying notes are an integral part of these financial statements.

50	51

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

February 28, 2009	0.02%

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

e Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agree ments between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S dollar of the currencies in which its portfolio securi ties are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrange ments between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an inde pendent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counter-parties, in accordance with the terms of the Master Agreement, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long and short term ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

J) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2009, the fund had no securities out on loan.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2008, the fund had a capital loss carryover of $1,288,069,475 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$311,015,561	August 31, 2009

301,710,244	August 31, 2010

499,955,886	August 31, 2011

61,743,291	August 31, 2012

76,944,480	August 31, 2013

14,070,646	August 31, 2014

2,600,677	August 31, 2015

20,028,690	August 31, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2009 $57,095,620 of losses recognized during the period November 1, 2007 to August 31, 2008.

The aggregate identified cost on a tax basis is $1,394,112,025, resulting in gross unrealized appreciation and depreciation of $6,389,090 and $440,863,334, respectively, or net unrealized depreciation of $434,474,244.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended February 28, 2009, Putnam Management waived $286,681 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $11,983,721 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the“Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the funds net receivable from Lehman Brothers Special Financing, Inc. which is included in the Statement of assets and liabilities within Receivable for closed swap contracts. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended February 28, 2009, the fund’s expenses were reduced by $35,621 under the expense offset arrangements.

Each independentTrustee of the fund receives an annual Trustee fee, of which $708, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $30,402 and $188 from the sale of class A and class M shares, respectively, and received $43,181 and $2,808 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $32 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $155,840,726 and $364,389,757, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/09		Year ended 8/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	8,800,951	$49,403,120	15,739,648	$120,030,441

Shares issued in connection with	5,639,864	31,086,517	10,044,638	75,744,114
reinvestment of distributions

	14,440,815	80,489,637	25,784,286	195,774,555

Shares repurchased	(33,403,973)	(188,791,298)	(46,630,689)	(353,461,417)

Net decrease	(18,963,158)	$(108,301,661)	(20,846,403)	$(157,686,862)

	Six months ended 2/28/09		Year ended 8/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	1,178,510	$6,235,931	2,400,585	$18,390,435

Shares issued in connection with	368,186	2,025,707	826,183	6,226,902
reinvestment of distributions

	1,546,696	8,261,638	3,226,768	24,617,337

Shares repurchased	(5,010,529)	(28,840,153)	(12,761,384)	(96,970,727)

Net decrease	(3,463,833)	$(20,578,515)	(9,534,616)	$(72,353,390)

	Six months ended 2/28/09		Year ended 8/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	721,228	$3,833,086	1,653,066	$12,670,208

Shares issued in connection with	144,463	792,292	255,686	1,920,313
reinvestment of distributions

	865,691	4,625,378	1,908,752	14,590,521

Shares repurchased	(1,304,631)	(7,489,640)	(2,349,056)	(17,865,041)

Net decrease	(438,940)	$(2,864,262)	(440,304)	$(3,274,520)

	Six months ended 2/28/09		Year ended 8/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	938,524	5,046,187	391,916	$3,007,705

Shares issued in connection with	77,397	421,385	95,043	718,427
reinvestment of distributions

	1,015,921	5,467,572	486,959	3,726,132

Shares repurchased	(335,176)	(1,895,049)	(713,855)	(5,459,933)

Net increase (decrease)	680,745	$3,572,523	(226,896)	$(1,733,801)

	Six months ended 2/28/09		Year ended 8/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	238,764	1,303,706	104,292	$783,361

Shares issued in connection with	11,286	61,385	11,798	88,175
reinvestment of distributions

	250,050	1,365,091	116,090	871,536

Shares repurchased	(67,537)	(376,982)	(55,012)	(414,466)

Net increase	182,513	$988,109	61,078	$457,070

	Six months ended 2/28/09		Year ended 8/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,950,175	$16,684,700	11,076,389	$83,004,712

Shares issued in connection with	941,476	5,260,330	2,389,688	17,842,657
reinvestment of distributions

	3,891,651	21,945,030	13,466,077	100,847,369

Shares repurchased	(28,473,194)	(144,293,865)	(12,075,284)	(90,067,415)

Net increase (decrease)	(24,581,543)	$(122,348,835)	1,390,793	$10,779,954

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2009, management fees paid were reduced by $5,062 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $111,860 for the period ended February 28, 2009. During the period ended February 28, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $13,750,839 and $84,786,376, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008,

the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of February 28, 2009, the fund had unfunded loan commitments of $180,440, which could be extended at the option of the borrower, pursuant to the following loan agreement with the following borrower:

Borrower	Unfunded Commitments

Bausch & Lomb, Inc.	$180,440

Note 8:Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	cost	proceeds	income	value

Bohai Bay Litigation, LLC (Units)	$—	$—	$—	$181,347

DigitalGlobe, Inc. 144A	—	—	—	645,566

VFB LLC	—	234,492	—	—

Total				$826,913

Market values are shown for those securities affiliated at period end.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 11: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	Robert L. Reynolds	Vice President
Richard B. Worley
Investment Sub-Manager		Francis J. McNamara, III
Putnam Investments Limited	Officers	Vice President and
57–59 St James’s Street	Charles E. Haldeman, Jr.	Chief Legal Officer
London, England SW1A 1LD	President
Robert R. Leveille
Marketing Services	Charles E. Porter	Vice President and
Putnam Retail Management	Principal Executive Officer,	Chief Compliance Officer
One Post Office Square	Associate Treasurer and
Boston, MA 02109	Compliance Liaison	Mark C. Trenchard
Vice President and
Custodian	Jonathan S. Horwitz	BSA Compliance Officer
State Street Bank and	Senior Vice President
Trust Company	and Treasurer	Judith Cohen
Vice President, Clerk and
Legal Counsel	Steven D. Krichmar	Assistant Treasurer
Ropes & Gray LLP	Vice President and
Principal Financial Officer
Trustees		Wanda M. McManus
John A. Hill, Chairman	Janet C. Smith	Vice President, Senior Associate
Jameson A. Baxter,	Vice President, Principal	Treasurer and Assistant Clerk
Vice Chairman	Accounting Officer and
Ravi Akhoury	Assistant Treasurer	Nancy E. Florek
Charles B. Curtis		Vice President, Assistant Clerk,
Robert J. Darretta	Susan G. Malloy	Assistant Treasurer and
Myra R. Drucker	Vice President and	Proxy Manager
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA034 255827 4/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

 Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009